EQ ADVISORS TRUSTSM

EQ/Large Cap Growth Managed Volatility Portfolio – Class IA, IB and K Shares

SUPPLEMENT DATED AUGUST 14, 2019 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/Large Cap Growth Managed Volatility Portfolio (“Portfolio”).

Information Regarding

EQ/Large Cap Growth Managed Volatility Portfolio

Damon Ficklin of Polen Capital Management, LLC no longer serves as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the portion of the Active Allocated Portion of the Portfolio sub-advised by Polen Capital Management, LLC.

All references to Damon Ficklin contained in the Prospectus and Statement of Additional Information with respect to the Portfolio are hereby deleted in their entirety.